Deferred Revenue	12 Months Ended
Dec. 31, 2024
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue
27.
Deferred revenue

	As at December 31,
	2023	2024
	RMB’million	RMB’million
Non-current	148	179
Current	2,854	3,096
	3,002	3,275

Deferred revenue mainly represents contract liabilities in relation to the service fees prepaid by customers for membership subscriptions, time-based virtual gifts, content sublicensing and digital music singles and albums, for which the related services had not been rendered as at December 31, 2023 and 2024.

Revenue recognized for the years ended December 31, 2022, 2023 and 2024 related to carried-forward contract liabilities amounted to RMB1,834 million, RMB2,170 million and RMB2,854 million, respectively.

The transaction price allocated to the performance obligations that are unsatisfied, or partially unsatisfied, has not been disclosed, as substantially all of the Group’s contracts have a duration of one year or less.